Exhibit 10.24


                                                   EXECUTION COPY


                        SECOND AMENDMENT

          SECOND AMENDMENT, dated as of May 12, 2003 (this "Amendment"), to the Credit Agreement, dated as of June 6, 2002 (as amended pursuant to the First Amendment, dated as of December 10, 2002, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Roundy's Acquisition Corp., a Delaware corporation ("Holdings"), Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agents (in such capacity, the "Documentation Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.




                      W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

          WHEREAS, Holdings and the Borrower have requested certain amendments to the Credit Agreement as more fully set forth herein; and

          WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety to read as follows:
          "Excluded Indebtedness": all Indebtedness permitted by clauses (a), (b), (c), (d), (e), (f), (g), (h), (i), (j),
     (k), (l), (m), (n) and (q) of Section 8.2.


          (b) Section 1.1 of the Credit Agreement is also hereby amended by, in the definition of "Excess Cash Flow", (i) deleting the word "and" at the end of clause (b)(xiv) and substituting in lieu thereof ",", (ii) deleting the period at the end of clause
(b)(xv) and substituting in lieu thereof "and", and (iii) adding a new clause (b)(xvi) at the end thereof to read in its entirety as follows:

          (xvi) the cash purchase price paid in connection with the Fleming Acquisition pursuant to Section 4.1(a)(i) of the Fleming Asset Purchase Agreement.

          (c) Section 1.1 of the Credit Agreement is also hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Fleming Acquisition": the acquisition of up to forty retail stores and related operating assets located in and around the Minneapolis/St. Paul, Minnesota metropolitan area and two retail stores and related operating assets located in Wisconsin in the transaction contemplated pursuant to, and consummated in accordance with, the terms of the Fleming Asset Purchase Agreement.

          "Fleming Asset Purchase Agreement": the Asset Purchase Agreement dated as of May 2, 2003, by and between Fleming Companies, Inc., an Oklahoma corporation, Rainbow Food Group, Inc., a Nevada corporation, RBF Corp., a Wisconsin Corporation, and the Borrower, as amended.

          SECTION 3. Amendment to Section 8.2. Section 8.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (o) thereof, (b) deleting the period at the end of paragraph (p) thereof and substituting in lieu thereof
"; and" and (c) adding a new paragraph (q) at the end thereof to read in its entirety as follows:

          (q) Indebtedness consisting of Capital Lease
     Obligations assumed in connection with the Fleming
     Acquisition in an aggregate principal amount not to exceed
     $60,500,000.

          SECTION 4. Amendment to Section 8.3. Section 8.3 of the Credit Agreement is hereby amended by adding the words "or
Section 8.2(q)" after the words "Section 8.2(h)(A) and (i)" in paragraph (k) of such Section.

SECTION 5.     Amendment to Section 8.7. Section 8.7 of the
Credit Agreement is hereby amended by replacing the table appearing in such Section in its entirety and substituting in lieu thereof the following new table:
     (a) In the event that the Fleming Acquisition is consummated:

          Fiscal                        Amount
          Year

          2003                          $105,000,
                                        000
          2004                          $105,000,
                                        000
          2005                          $90,000,0
                                        00
          2006 and thereafter           $75,000,0
                                        00
     (b) In the event that the Fleming Acquisition is not consummated:

          Fiscal                        Amount
          Year

          2003                          $85,000,0
                                        00
          2004                          $65,000,0
                                        00
          2005                          $60,000,0
                                        00
          2006 and thereafter           $55,000,0
                                        00

          SECTION 6. Amendment to Section 8.8. Section 8.8 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (q) thereof, (b) deleting the period at the end of paragraph (r) thereof and (c) by adding a new paragraph (s) at the end thereof to read in its entirety as follows:

          (s) the Fleming Acquisition, provided that (A) in connection with the Fleming Acquisition, the aggregate consideration (including Indebtedness permitted under
     Section 8.2(i), 8.2(p) and 8.2(q) incurred in connection with the Fleming Acquisition and any other liabilities assumed in connection therewith) for the Fleming Acquisition shall not exceed $160,000,000, (B) not later than the Business Day prior to the consummation of the Fleming Acquisition, the Administrative Agent shall have received and be satisfied with a certificate of a Responsible Officer demonstrating compliance with the financial covenants in
     Section 8.1 as of the end of the most recent fiscal quarter for which financial statements are available, calculated on a pro forma basis, as if the Fleming Acquisition had been consummated on the first day of the relevant period or on such last day, as appropriate, (C) the Borrower shall have delivered to the Administrative Agent copies of all amendments and waivers to the Fleming Asset Purchase Agreement promptly after execution thereof and (D) immediately after giving effect to the Fleming Acquisition, no Event of Default shall have then occurred and be continuing;

          SECTION 7. Conditions to Effectiveness. The amendments set forth in Sections 2, 3, 4, 5 and 6 above shall become effective on the date (the "Amendment Effective Date") on which (a) the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of Holdings, the Borrower and the Required Lenders, (b) the Administrative
Agent shall have received an executed copy of the Fleming Asset
Purchase Agreement, (c) the Fleming Acquisition shall have been consummated in accordance with the Fleming Asset Purchase
Agreement on or prior to August 6, 2003, and (d) the Administrative Agent shall have received the Consent Fee (as defined below), together with an amendment fee for the account of each Lender which executes this Amendment on or prior to May 12, 2003 in an amount equal to 0.05% of the sum of (i) the Revolving
Commitment of such Lender plus (ii) the aggregate principal amount of such Lender's outstanding Term Loans, in each case as of the date of this Amendment, provided that the conditions set forth in clauses (b), (c) and (d) above shall not be conditions to the amendments set forth in Section 5 or the amendment in
Section 2(c) inserting the definition of "Fleming Acquisition".

SECTION 8. Consent Fee. The Borrower hereby agrees to pay to the Administrative Agent for the account of each Lender which executes this Amendment on or prior to May 12, 2003 a consent fee in an amount equal to 0.05% of the sum of (a) the Revolving Commitment of such Lender plus (b) the aggregate principal amount of such Lender's outstanding Term Loans, in each case as of the date of this Amendment (the "Consent Fee"), which shall be fully earned on the date on which the Amendment has been executed by the Required Lenders and payable on the earliest of (x) the Amendment Effective Date, (y) August 6, 2003, and (z) the date of termination of the Fleming Asset Purchase Agreement.
SECTION 9. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).
SECTION 10. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms. This Amendment, once effective, shall be binding on Holdings, the Borrower, the Lenders and the Lenders' successors and assigns.
SECTION 11. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
SECTION 12. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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blank.]
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              ROUNDY'S ACQUISITION CORP.



                              By: /s/ Darren W. Karst
                                    Name: Darren W. Karst
                                    Title: Executive Vice President and
                                           Chief Financial Officer

                              ROUNDY'S, INC.



                              By: /s/Edward G. Kitz
                                    Name: Edward G. Kitz
                                    Title: Vice President, Secretary & Treasurer


                              BEAR STEARNS CORPORATE LENDING
                              INC., as Administrative Agent and
                              as a Lender

                              By: /s/Victor Bulzacchelli
                                Name: Victor Bulzacchelli
                                Title:  Authorized Signatory



                              SIGNATURE PAGE TO SECOND AMENDMENT
                              DATED AS OF May 12, 2003, TO THE
                              CREDIT AGREEMENT DATED AS OF JUNE
                              6, 2002, AMONG ROUNDY'S ACQUISITION
                              CORP., ROUNDY'S, INC., THE LENDERS
                              PARTY THERETO, BEAR, STEARNS & CO.
                              INC., AS LEAD ARRANGER, BEAR
                              STEARNS CORPORATE LENDING INC., AS
                              ADMINISTRATIVE AGENT, CANADIAN
                              IMPERIAL BANK OF COMMERCE, AS
                              SYNDICATION AGENT, AND THE
                              INSTITUTIONS LISTED IN THE CREDIT
                              AGREEMENT AS DOCUMENTATION AGENTS.




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                              Name of Financial Institution


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